Rule 497(e)

Registration Nos. 333-176976 and 811-22245

First Trust Exchange-Traded Fund III

(the “Trust”)

First Trust Preferred Securities and Income ETF

(the “Fund”)

Supplement To the Prospectus
Dated March 1, 2021

Dated July 6, 2021

Notwithstanding anything to the contrary in the Fund’s Prospectus, the “Average Annual Total Returns for the Periods Ended December 31, 2020” table is deleted in its entirety and replaced with the following:

Average Annual Total Returns for the Periods Ending December 31, 2020

	1 year	5 years	Since Inception	Inception Date
Return Before Taxes	6.50%	7.18%	5.86%	2/11/2013
Return After Taxes on Distributions	4.26%	4.72%	3.40%
Return After Taxes on Distributions and Sale of Shares	3.73%	4.39%	3.33%
ICE BofA Fixed Rate Preferred Securities Index (reflects no deduction for fees, expenses or taxes)	6.95%	6.38%	6.19%
Prior Blended Index(1) (reflects no deduction for fees, expenses or taxes)	7.92%	6.88%	6.32%
ICE BofA US Investment Grade Institutional Capital Securities Index (reflects no deduction for fees, expenses or taxes)	8.22%	7.23%	6.39%
Blended Index(2), (3), (4) (reflects no deduction for fees, expenses or taxes)	7.64%	7.43%	N/A

(1) The Prior Blended Index consists of a 50/50 blend of the ICE BofA Fixed Rate Preferred Securities Index and the ICE BofA U.S. Capital Securities Index. The indices do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indices are unmanaged and an investor cannot invest directly in an index. The Prior Blended Index returns are calculated by using the monthly returns of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 50/50 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Prior Blended Index for each period shown above.

(2) On July 6, 2021, the Fund’s benchmark changed from the Prior Blended Index to the Blended Index, because the Advisor believes that the Blended Index better reflects the investment strategies of the Fund.

(3) The Blended Index consists of a 30/30/30/10 blend of the ICE BofA Core Plus Fixed Rate Preferred Securities Index, the ICE BofA US Investment Grade Institutional Capital Securities Index, the ICE USD Contingent Capital Index and the ICE BofA US High Yield Institutional Capital Securities Index. The Blended Index is intended to reflect the proportional market cap of each segment of the preferred and hybrid securities market. The indices do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indices are unmanaged and an investor cannot invest directly in an index. The Blended Index returns are calculated by using the monthly returns of the four indices during each period shown above. At the beginning of each month the four indices are rebalanced to a 30/30/30/10 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Index for each period shown above.

(4) Since the ICE USD Contingent Capital Index had an inception date of December 31, 2013, the performance of the Blended Index is not available for all of the periods disclosed.

Please Keep this Supplement with Your Fund Prospectus for Future Reference